U.S. Bancorp Fixed Income Investor Presentation May 2017 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2016, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Agenda Overview Business Lines & Financial Management Balance Sheet & Capital Management Appendix

U.S. Bancorp 1Q17 Dimensions As of 3/31/17, except market value as of 5/10/17 NYSE TradedUSB Founded1863 Market Value$88B Branches3,091 ATMs4,838 Customers18.7M Assets$450B Deposits$337B Loans$274B

Industry Position Source: Company reports and Bloomberg Assets and deposits as of 3/31/17, market value as of 5/10/17 Assets Market Value Deposits

U.S. Bancorp’s Positioning Optimal size Assets G-SIBs TLAC/Bail-in debt requirements Higher capital standards Enhanced supplementary leverage ratio Higher litigation risk Limited acquisition opportunities Relative cost of compliance Sub-optimal efficiency and scale Less capacity to invest Potential trapped capital

U.S. Bancorp European Presence European Offices Elavon Corporate Trust/Fund Services Cherrywood Dublin Arklow London Diegem Frankfurt Oslo Warsaw Madrid Watford

Agenda Overview Business Lines & Financial Management Balance Sheet & Capital Management Appendix

Revenue Diversification Revenue Mix By Business Line Consumer and Small Business Banking 40% Payment Services 31% Wealth Mgmt and Securities Services 12% Wholesale Banking 17% FY2016 taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see slide 28 for reconciliation Diversification Advantages Balanced mix of fee revenue and balance sheet businesses High return/capital efficient businesses: Payments Wealth Management Consistent, predictable, repeatable revenue sources

Revenue Diversification – Preferred Mix of Business U.S. Bancorp Revenue Mix Peer Bank Average Revenue Mix Trading, Brokerage, Investment Banking, Equity Investments 3% Full year 2016, taxable-equivalent basis; Data from SNL, FRY 9-C filings & Company Reports * Based on FRY 9-C filings

Our Business Mix and Product Delivery Payment Services Wealth Management & Securities Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Provides a full suite of payment processing services to consumers, small businesses, corporations, government and merchants – a unique position versus other banks Wealth Management, Global Corporate Trust Services, Fund Services, Asset Management and Institutional Trust & Custody Delivers a full array of wealth management services through differentiated service delivery models to address the needs of a broad range of clients Branch Banking, Small Business Banking, Consumer Lending, Mortgage Banking and Omnichannel Delivery Provides a full suite of banking products and services to consumer and small business customers across a 25-state footprint Corporate Banking, Commercial Banking and Commercial Real Estate Provides products and services to 90% of Fortune 500 companies and 88% of Fortune 1000 companies Wholesale Banking Consumer & Small Business Banking Wealth Management & Securities Services Payment Services

Performance vs. U.S. Peers Return on Average Assets Return on Average Common Equity Efficiency Ratio 1Q08 – 1Q17 2016 Source: Company reports and SNL; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC * Non-GAAP, see slide 27 for calculation Peer 9 Peer 9

Efficient Platform Single processing platforms Full consolidation of acquisitions Operating scale in all significant businesses Business line monthly review process Ongoing efficiency efforts Source of Competitive Advantage Source: Company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC * Non-GAAP, see slide 27 for calculation

Credit Quality Net Charge-offs Nonperforming Assets $ in millions

Agenda Overview Business Lines & Financial Management Balance Sheet & Capital Management Appendix

U.S. Bancorp U.S. Bank National Association Elavon Financial Services Holding Company $450 Billion Consolidated Assets Primary Banking Subsidiary $443 Billion Assets U.S. Bancorp Investments, Inc. European Banking Subsidiary $8 Billion Assets Broker-Dealer Subsidiary $3 Billion Assets Efficient organizational structure with minimal number of operating entities Primary banking subsidiary holds over 98% of consolidated assets As of 3/31/17 Indicates Debt Issuing Entities U.S. Bancorp Legal Entity Overview

Best in Class Debt Rating

USB is the highest rated bank amongst its U.S. peers across all rating agencies and is recognized by Moody's and Fitch as the highest rated bank globally

- Funding advantage
- Competitive advantages include pricing, flight-to-quality and sales force confidence

U.S. Peers

Holding Company	Moody's BCA*	Moody's	S&P	Fitch	DBRS
U.S. Bancorp	aa3	A1	A+	AA	AA
Wells Fargo & Company	a2	A2	A	AA-	AA
American Express	a2	A3	BBB+	A	A (high)
JPMorgan Chase & Co.	a3	A3	A-	A+	AA (low)
Bank of America	baa2	Baa1	BBB+	A	A
Citigroup Inc	baa2	Baa1	BBB+	A	A

Large Global Peers

Holding Company	Moody's BCA*	Moody's	S&P	Fitch	DBRS
U.S. Bancorp	aa3	A1	A+	AA	AA
Toronto-Dominion Bank	a1	Aa2	AA-	AA-	AA
Commonwealth Bank of Australia	a1	Aa2	AA-	AA-	AA
National Australia Bank Ltd	a1	Aa2	AA-	AA-	AA
Svenska Handelsbanken AB	a2	Aa2	AA-	AA	AA (low)
Bank of Nova Scotia	a3	A1	A+	AA-	AA

** Moody's Baseline Credit Assessment (BCA) is the issuers' standalone intrinsic strength, absent any extraordinary support from an affiliate or a government. BCA for U.S. entities is bank level entity rating.*

Debt ratings: as of 5/10/17

U.S. BANCORP | 17

Consistent Balance Sheet Composition Assets Liabilities & Equity Stable asset composition Strong deposit growth predominately funds asset growth Ending balances

Wholesale Funding Issuance History Strong deposit base results in less reliance on wholesale funding Increased issuance to support LCR / Investment Portfolio growth

Debt Maturity Distribution U.S. Bancorp issuance principally supports dividend payments, share buybacks, acquisitions, and operating expenses Diversified maturity profile across U.S. Bancorp and U.S. Bank National Association

Asset Sensitivity and Liquidity Net Interest Income Sensitivity Reliable source of core deposits Diversified sources of liquidity Excess cash and liquid assets Wholesale funding sources Off-balance sheet capacity Strong LCR Total Available Liquidity ($bn) Well-Balanced Liquidity Position Asset sensitivity

Investment Portfolio High-quality portfolio with minimal credit risk Majority of portfolio invested in U.S. government securities Portfolio Weighted Average Life of 4.8 years As of 3/31/17

Capital Management Based on the Basel III fully implemented standardized approach * Non-GAAP, see slide 26 for calculation Earnings Distribution Target: Reinvest & Acquisitions Dividends Share Repurchases 20 - 40% 30 - 40% 30 - 40% Hypothetical Earnings Distribution Example Dividends 30% Reinvestment 30% Share Repurchases 40% Assumed ROTCE 20% Discretionary Distributions 70% Balance Sheet Growth 6%

Competitive advantages Diversified business mix Operating scale Efficient platform Flight to quality Sustainability of dividends Sustainability in Earnings and Capital Source: Company filings and SNL Financial, Federal Reserve estimates under supervisory severely adverse scenario

Agenda Overview Business Lines & Financial Management Balance Sheet & Capital Management Appendix

Non-GAAP Financial Measures (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. (2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments. (3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.

Non-GAAP Financial Measures (1) Utilizes a tax rate of 35 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. (Dollars in Millions, Unaudited) Net interest income $11,528 $93,550 Taxable-equivalent adjustment (1) 203 1,902 Net interest income, on a taxable-equivalent basis 11,731 95,452 Net interest income, on a taxable-equivalent basis (as calculated above) 11,731 95,452 Noninterest income 9,577 80,138 Less: Securities gains (losses), net 22 (1,490) Total net revenue, excluding net securities gains (losses) (a) 21,286 177,080 Noninterest expense (b) 11,676 91,919 Efficiency ratio (b)/(a) 54.9% 51.9 % December 31, 2016 Year ended January 1, 2008 to March 31, 2017

Non-GAAP Financial Measures

Payment Services

Revenue Contribution to USB


Payment Services
31%
Wealth Mgmt and Securities Services
Consumer and Small Business Banking
Wholesale Banking

Payment Services Revenue Mix


Global Merchant Acquiring 29%
Retail Payment Solutions 62%
Corporate Payment Systems 9%

Competitive Advantages

- Highly capital and operationally efficient
- Proprietary scalable, flexible platforms
- Financial institution/partner distribution
- Successful innovation program

Growth Opportunities

- Transaction volume growth from improved global economy
- Leveraging innovation and technology
- Partnerships and strategic acquisitions

Scale

Rank	Purchase Volume
#5 U.S. credit card issuer	$122 billion
#5 U.S. debit card issuer	$62 billion
#4 U.S. commercial card issuer	$60 billion
#6 U.S. merchant acquirer / #6 European merchant acquirer	$383 billion

Source: The Nilson Report (Visa and MasterCard issuers, ranked by purchase volume)
FY2016 revenue contribution and mix; revenue contribution percentages exclude Treasury and Corporate Support, see slide 28 for reconciliation

U.S. BANCORP | 29

Wealth Management and Securities Services Scale $142 billion in assets under management $5.8 trillion in assets under administration #2 U.S. corporate trustee #1 U.S. municipal trustee #1 U.S. structured trustee Wealth Management 35% Investment Services 30% Corporate Trust 35% Revenue Contribution to USB Wealth Management and Securities Services Revenue Mix * Investment Services includes Fund Services, Institutional Trust & Custody, and Other AUM and AUA as of 3/31/17; rankings as of 12/31/16; Trustee rankings source: Securities Data Corp, based on number of issues FY2016 revenue contribution and mix; revenue contribution percentages exclude Treasury and Corporate Support, see slide 28 for reconciliation Consumer and Small Business Banking Wealth Mgmt and Securities Services Wholesale Banking Payment Services 12% Competitive Advantages Operating scale High barriers to entry Investment in customer experience Growth Opportunities AUM growth from improving markets/client growth Improved deposit margins as economy strengthens Executing on differentiated affluent wealth strategy Strategic acquisitions

Consumer and Small Business Banking Competitive Advantages Community banking model supported by scale Robust branch-based small business strategy Omnichannel approach enhancing customer experience Real-time payment capabilities Scale #1 branch network across 25-state footprint(1) #4 SBA lender(2) #6 mortgage originator(3) Mortgage Banking 25% Community Banking 24% Consumer and Small Business Banking Revenue Mix 40% Metropolitan Banking 28% In-store and On-site Banking 6% Consumer Lending 10% (1) Source: SNL as of Apr-17; (2) Source: Small Business Administration as of Mar-17, ranked by units (3) Source: Inside Mortgage Finance, FY2016 results FY2016 revenue contribution and mix; revenue contribution percentages exclude Treasury and Corporate Support, see slide 28 for reconciliation Revenue Contribution to USB Consumer and Small Business Banking Wealth Mgmt and Securities Services Wholesale Banking Payment Services Growth Opportunities Market share gains Differentiation through improvement in customer experience and digital adoption Executing Client Advocacy Building deeper relationships Other 7%

Wholesale Banking Corporate Banking 62% CRE 20% Commercial Banking 18% Wholesale Banking Revenue Mix Source: Thomson Reuters, based on deal count FY2016 revenue contribution and mix; revenue contribution percentages exclude Treasury and Corporate Support, see slide 28 for reconciliation Revenue Contribution to USB Consumer and Small Business Banking Wealth Mgmt and Securities Services Wholesale Banking Payment Services 17% Competitive Advantages Breadth and depth of capabilities National footprint for large corporate banking and commercial real estate business Highest debt ratings – pricing advantage, flight-to-quality Growth Opportunities Volume growth with improving economy Building deeper relationships Product and distribution expansion Scale #5 Overall U.S. Loan Bookrunner #5 Commercial Real Estate Loan Bookrunner #5 U.S. Investment Grade Loan Bookrunner #6 U.S. Middle Market Loan Bookrunner

May 2017 U.S. Bancorp Fixed Income Investor Presentation